                                                              Rule 497(e)
                                                              File No. 333-42567


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R
          PLATINUM INVESTOR I /(SM)/ AND PLATINUM INVESTOR II /(SM)/
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                       SUPPLEMENT DATED AUGUST 10, 1998
                                      TO
                        PROSPECTUS DATED APRIL 1, 1998


     Effective August 10, 1998, American General Life Insurance Company is changing the daily charge, described on page 8 of the prospectus, and the preferred loan interest rate, described on page 19 of the prospectus, for both Platinum Investor I and Platinum Investor II Policies. Either or both of these changes may be of benefit to you. Certain other descriptions in the prospectus are being reworded or added.


                     CHANGES WITH RESPECT TO DAILY CHARGE
                       AND PREFERRED LOAN INTEREST RATE

1.   CHANGES WITH RESPECT TO THE DAILY CHARGE

     ON PAGE 8, THE ENTIRE PARAGRAPH UNDER "DAILY CHARGE" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          Daily charge. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options (other than our declared fixed interest option). After a Policy has been in effect for 10 years, we will reduce the rate of the charge to a maximum of .50%, and after 20 years, we will further reduce the charge to a maximum of .25%. The daily deduction charges, including the current charge of .75%, are the maximums we may charge; we may charge less, but we can never charge more.

     ON PAGE 14, THE FIFTH PARAGRAPH, WHICH BEGINS WITH "THE PLANNED REDUCTION IN THE CURRENT DAILY CHARGE BY .25%..." IS DELETED IN ITS ENTIRETY.

2.   CHANGE WITH RESPECT TO PREFERRED LOAN INTEREST RATE

     ON PAGE 19, THE FOURTH SENTENCE UNDER "PREFERRED LOAN INTEREST RATE" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          We have full discretion to vary the preferred rate, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans, and will never be less than an effective annual rate of 4.5%.

                                 OTHER CHANGES

3.   CHANGES WITH RESPECT TO ANNUAL EXPENSES

     ON PAGE 11, ADD AN ADDITIONAL FOOTNOTE (2) REFERENCE TO THE COLUMN TITLED "FUND MANAGEMENT FEES."

     ALSO ON PAGE 11, FOR THE MORGAN STANLEY UNIVERSAL FUNDS, INC. PORTFOLIOS, THE EQUITY GROWTH PORTFOLIO'S FUND MANAGEMENT FEES, OTHER FUND OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT), AND THE TOTAL FUND OPERATING EXPENSES ARE CHANGED TO 0.00%, 0.85%, AND 0.85%, RESPECTIVELY. THE HIGH YIELD PORTFOLIO'S FUND MANAGEMENT FEES, OTHER FUND OPERATING EXPENSES (AFTER EXPENSE REIMBURSEMENT), AND THE TOTAL FUND OPERATING EXPENSES ARE CHANGED TO 0.00%, 0.80%, AND 0.80%, RESPECTIVELY.

     ON PAGE 12, FOOTNOTE (2) IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE
FOLLOWING:

     (2) If certain voluntary expense reimbursements from the investment adviser were terminated, fund management fees, other fund operating expenses, and total fund operating expenses for the Morgan Stanley Equity Growth Portfolio would have been 0.55%, 1.50%, and 2.05%, respectively; for the Morgan Stanley High Yield Portfolio, such fees and expenses would have been 0.50%, 1.18%, and 1.68%, respectively; for the Van Kampen American Capital Strategic Stock Portfolio, other expenses would have been 2.09%.

4.   NEW PROVISION WITH RESPECT TO POLICY EXCHANGES

     ON PAGE 18, IMMEDIATELY FOLLOWING THE SECOND PARAGRAPH OF "PARTIAL SURRENDER," ADD THE FOLLOWING NEW PROVISION:

          Exchange of policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

5.   CHANGE WITH RESPECT TO MODIFIED ENDOWMENT CONTRACTS

     ON PAGE 30, THE LAST SENTENCE OF THE SECOND PARAGRAPH UNDER "TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          A material change for these purposes could occur as a result of a change in death benefit option or the selection of additional rider benefits. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

6.   CHANGE WITH RESPECT TO VOTING PRIVILEGES

     ON PAGE 34, THE ENTIRE SECTION UNDER "VOTING PRIVILEGES" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          We are the legal owner of the Funds' shares held in Separate Account VL-R. However, you may be asked to instruct us how to vote the Fund shares held in the various Mutual Funds and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct with respect to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

          We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through Separate Account VL-R.

          If you are asked to give us voting instructions, we will send you the
     proxy material and a form for providing such instructions.   Should we
     determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

          In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

7.   CHANGE WITH RESPECT TO PAYMENT OF POLICY PROCEEDS

     ON PAGE 41, THE PARAGRAPH UNDER "DELAY OF SEPARATE ACCOUNT PROCEEDS" IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

          Delay of separate account proceeds. We may suspend the calculation and payment of the Policy's cash surrender value in the following circumstances: (1) if there is a failure in any of the means normally employed in ascertaining the prices or values of investments; or (2) if for any reason the prices or values of investments in Separate Account VL-R cannot be reasonably ascertained; or (3) if circumstances exist as a result of which it is not reasonably practicable to realize any of Separate

     Account VL-R's investments or to determine fairly the net asset value of Separate Account VL-R; or (4) if the remittance of funds involved in the realization of, or in the payment for investments or payment due under this Policy cannot be carried out without undue delay and at normal rates of exchange; or (5) the SEC determines that a state of emergency exists; or
     (6) an order of the SEC permits a delay for the protection of owners.

          Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. Payments or calculations which were due to have been made and which were deferred following the suspension of the calculation of the cash surrender value will be made within thirty (30) days following the lifting of the suspension, and will be calculated based on the next values that we do compute following termination of the suspension.

8.   CHANGE OF NAME

     THE NAME "AMERICAN GENERAL INDEPENDENT PRODUCER DIVISION," WHICH APPEARS UNDER "LEGAL MATTERS" ON PAGE 46 AND UNDER "SERVICES AGREEMENT" ON PAGE 47 HAS BEEN CHANGED TO "AMERICAN GENERAL LIFE COMPANIES" AND THE ACRONYM "AGIPD," WHICH APPEARS ON PAGE 47, HAS BEEN CHANGED TO "AGLC."